UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 15, 2008

MOBILE NATION, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28585	68-0427395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7377 East Doubletree Ranch Road, Suite 288 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (480) 368-1829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 10, 2008, the Board of Directors of Mobile Nation, Inc. (the "Company") approved the dismissal of Turner Stone & Company, LLP ("Turner Stone") as the Company’s independent registered public accounting firm effective as of that date. Also on that date, the Audit Committee approved the engagement of Goldman Parks Kurland Mohidin, LLP ("GPKM") as the Company’s independent registered public accounting firm.

The audit report of Turner Stone on the Company’s financial statements for the years ended March 31, 2008 and 2007 contained an opinion as to the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended March 31, 2008 and 2007, there were no disagreements with Turner Stone on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the matter of such disagreements in their reports.

The Company provided Turner Stone with a copy of this report and requested that Turner Stone provide a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from Turner Stone, dated July 15, 2008, is attached hereto as Exhibit 16.1.

The Company engaged GPKM as its new independent registered public accounting firm as of July 14, 2008. During The Company’s two most recent fiscal years and the subsequent interim period through July 14, 2008, neither the Company nor anyone on its behalf has consulted with GPKM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by GPKM that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Turner Stone & Company, LLP to Securities and Exchange Commission dated July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mobile Nation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE NATION, INC.

Date:  July 15, 2008                                                                By:         /s/ Eric Stoppenhagen
Eric Stoppenhagen, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Turner Stone & Company, LLP to Securities and Exchange Commission dated July 15, 2008.